Quarterly Results of Operations (Unaudited)	6 Months Ended
Jul. 31, 2012
Quarterly Results of Operations (Unaudited)
Quarterly Results of Operations (Unaudited)

16. Quarterly Results of Operations (Unaudited)

	1st Quarter		2nd Quarter		3rd Quarter		4th Quarter
	FY 2010	FY 2011	FY 2010	FY 2011	FY 2010	FY 2011	FY 2010	FY 2011
Net sales	$108,363	$151,924	$127,583	$179,914	$130,675	$183,514	$127,494	$188,558
Cost of sales	71,677	95,946	79,436	109,281	82,410	110,106	80,439	112,685

Gross profit from retail operations	36,686	55,978	48,147	70,633	48,265	73,408	47,055	75,873
Franchise fees and royalty income	593	987	827	1,085	832	1,329	943	1,296

	37,279	56,965	48,974	71,718	49,097	74,737	47,998	77,169

Operating expenses:
Sales and marketing expenses	24,213	35,637	30,132	45,077	29,135	41,420	30,483	45,471
General and administrative expenses	8,770	11,770	7,463	12,357	8,398	11,638	9,480	15,919
Goodwill impairment charge	—	—	—	—	—	—	536	—
Loss on store closings and impairment of store assets	548	174	(101)	(135)	67	285	1,972	435

Total operating expenses	33,531	47,581	37,494	57,299	37,600	53,343	42,471	61,825

Income from operations	3,748	9,384	11,480	14,419	11,497	21,394	5,527	15,344

Other expense (income):
Interest income	—	(2)	(1)	(1)	—	(1)	(5)	(5)
Interest expense	7,360	8,277	7,664	8,672	7,828	8,530	8,211	3,831
Loss from debt extinguishment	—	—	—	1,873	—	—	—	3,831

	7,360	8,275	7,663	10,544	7,828	8,529	8,206	7,657

Income (loss) before income taxes	(3,612)	1,109	3,817	3,875	3,669	12,865	(2,679)	7,687
Income tax expense (benefit)	(1,764)	80	1,865	239	1,791	551	(1,046)	(9,685)

Net income (loss)	$(1,848)	$1,029	$1,952	$3,636	$1,878	$12,314	$(1,633)	$17,372

Basic and diluted net income per common share	$(0.08)	$0.05	$0.09	$0.16	$0.08	$0.55	$(0.07)	$0.56

        Due to the method of calculating weighted average common shares outstanding, the sum of the quarterly per share amounts may not equal net earnings per common share attributable to common shareholders for the respective years.

        As further described in Note 5, interest expense decreased $4.4 million in the fourth quarter of Fiscal 2011 as compared to the fourth quarter of Fiscal 2010 as a result of the payment and conversion of $188.0 million of debt in connection with the initial public offering.

        As further described in Note 5, on July 19, 2011, the Company made a voluntary prepayment of $40.0 million under the 2009 Loan Facility. In connection with the voluntary prepayment, the Company recognized a loss on debt extinguishment in the amount of $1.9 million in the second quarter of Fiscal 2011. In addition, on November 23, 2011 the Company used $88.8 million of the net proceeds from the initial public offering to repay in full all amounts outstanding under the 2009 Loan Facility. In connection with the voluntary prepayment, the Company recognized a loss on debt extinguishment in the amount of $3.8 million in the fourth quarter of Fiscal 2011.

        As further described in Note 6, the Company recognized a deferred tax benefit during Fiscal 2011 in the amount of $20.1 million, consisting of a $5.9 million reduction in the third quarter of Fiscal 2011 resulting from the utilization of deferred tax assets, primarily net operating loss carryforwards, and a $14.2 million reduction in the fourth quarter of Fiscal 2011 resulting from the year-end evaluation supporting that deferred tax assets will be realized in future periods.